UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: (811- 07270)

Exact name of registrant as specified in charter: Putnam Municipal Bond Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110
Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: April 30, 2008

Date of reporting period: May 1, 2007— October 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Municipal Bond Fund

10|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme
Judicial Court Justice Samuel Putnam
established The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE
All that can be required of a trustee
to invest is that he shall conduct
himself faithfully and exercise a sound
discretion. He is to observe how
men of prudence, discretion, and
intelligence manage their own affairs,
not in regard to speculation, but in
regard to the permanent disposition
of their funds, considering the prob-
able income, as well as the probable
safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Municipal
Bond Fund

10| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	23
Financial statements	24
Shareholder meeting results	50

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In November, Putnam Investments celebrated its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe, and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

We are also pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of

Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

As you may already be aware, in February of this year Putnam Management and the Board of the Trustees proposed to merge your fund into another Putnam closed-end fund, Putnam Municipal Opportunities Trust. We believe this merger, if approved, will be in the best interests of shareholders of both funds. Please see page 11 of this report for more details concerning this proposal. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Municipal Bond Fund: potential for income
exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Municipal Bond Fund offers another advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees and have varying degrees of credit risk — the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds issued by a variety of state and local governments. The fund also combines two types of bonds to increase income potential. The portfolio focuses primarily on investment-grade bonds to ensure a high level of overall credit quality. The team also allocates a portion of assets to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the team considers factors like credit risk, interest-rate risk, and the risk that the bond will be prepaid. The team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of the management team’s research and active management is to try to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings —either by acquiring more of a particular bond or selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

Performance snapshot

Putnam Municipal
Bond Fund

Average annual total return (%) comparison as of 10/31/07

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 13–14 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

Your fund operated in a difficult market environment during most of the period, due primarily to problems in the subprime mortgage lending market and a resulting liquidity crunch. Nevertheless, despite these headwinds, Putnam Municipal Bond Fund’s results at net asset value surpassed the average return for the fund’s Lipper category for the six months ended October 31, 2007. We attribute this favorable relative performance to the fund’s strategy of maintaining a comparatively short duration versus its peers as the prices of long-term tax-exempt bonds declined and their yields rose. The fund’s greater-than-peer-group weightings in single-family housing and health-care-related securities also contributed to relative results. However, the fund’s allocation to tobacco settlement bonds — which was the weakest-performing sector during the period — caused it to lag its benchmark, the Lehman Municipal Bond Index.

Market overview

A crisis in the subprime mortgage lending market and a resulting credit crunch weighed on the performance of many fixed-income sectors — including municipal bonds — during the six-month period ended October 31, 2007. Yield spreads — which represent the yield premium for investing in bonds that are riskier than U.S. Treasuries, which carry virtually no credit risk — rose dramatically as investors demanded more return on riskier bonds. Consequently, the “risk rally” that persisted in the  tax-exempt bond market during the past two years, in which low-quality bonds traded at historically tight yield premiums to U.S. Treasuries, came to an abrupt end. Market liquidity effectively dried up as issuers discovered they would need to offer substantially higher yields on new bond issues to attract sufficient investor interest.

During July and August, when the impact of the subprime crisis was most acutely felt in the municipal bond market, the yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — steepened as demand for longer-maturity bonds weakened. Long-term bond prices declined, and their yields rose, as investors reassessed the slim yield advantage that was being offered for the increased inflation risk associated with holding longer-dated securities.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the average duration for the fund’s Lipper peer group. This strategy helped relative results as the prices of longer-term tax-exempt bonds declined and their yields rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. By the end of the period, we had extended the fund’s duration to a more neutral positioning relative to its Lipper peer group.

The fund’s greater relative exposure to investment-grade bonds detracted moderately from results relative to its peer group, as non-investment-grade bonds performed slightly better. Given the liquidity constraints present in the marketplace, higher-rated bonds under-performed lower- and non-rated bonds as investors who needed to raise cash were unable to sell lower-rated securities.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 10/31/07. See pages 13–14 for additional fund performance information. Index descriptions can be found on page 17.

Consequently, market activity pushed the prices of higher-quality bonds downward relative to lower-quality bonds. We believe it is likely this trend will reverse in the coming months as investors accept the reality that lower-quality bonds may remain in a trading range for some time.

Your fund’s holdings

Relative to the fund’s peer group average, we maintained an overweight position in single-family housing bonds. This strategy proved helpful to results, as reduced mortgage-prepayment volatility and solid investor demand continued to support bonds in this sector. During the period, the fund’s investment in the AAA-rated single-family mortgage revenue bonds issued by the Missouri State Housing Development Commission benefited when prepayments slowed. This bond is a planned amortization class (PAC) security, which is a type of collateralized mortgage obligation (CMO). PAC securities are designed to largely eliminate prepayment risk for investors. They do this by transferring essentially all prepayment risk to other bonds in the CMO structure. CMOs, meanwhile, are backed by pools of mortgage pass-through securities, or by mortgage loans themselves, and carve the cash flows of their various underlying securities and/or loans into multiple classes, or “tranches,” to meet the needs of different types of investors.

The fund’s overweight exposure to health-care-related securities, versus the

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

peer group average, also boosted results during the period. Our investment in Pennsylvania-based Guthrie Healthcare System was a particular standout. Guthrie is a not-for-profit corporation with a number of affiliates, including two hospitals and several long-term-care facilities. For some time, the organization has been recruiting new specialist and sub-specialist physicians, which has enabled Guthrie to expand its services, increase its admissions, and grow its operating income.

Lastly, the fund’s greater-than-peer-group position in tobacco settlement bonds detracted from relative performance as this sector delivered weak results during the period. The combination of heavy upcoming supply and investor aversion to riskier bonds weighed on the tobacco settlement sector. However, because tobacco settlement bonds were trading at what we believed to be very attractive levels, we added to the fund’s position during the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Tender offer results

In June 2007, Putnam Investments announced the launch of separate tender offers for shares of eight Putnam closed-end funds, including shares of Putnam Municipal Bond Fund. As a result, in July

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 10/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

the fund repurchased approximately 10% of its outstanding common shares, the maximum number of shares covered by the offer. For additional information about share repurchases under the offer, or about available share repurchase programs, see page 48 of this report.

In approving the tender offer for the funds, the Trustees considered that tender offers would give shareholders an opportunity to sell at least some of their shares at a price close to NAV, and that the tender offer price of 98% of NAV would help offset the costs that shareholders who retain their shares would otherwise bear in connection with the tender offer.

Merger with another Putnam closed-end fund proposed

In February 2007, Putnam Investments and the Board of Trustees of the Putnam Funds announced a comprehensive initiative intended to concentrate the lineup of closed-end funds managed by Putnam Investments. The initiative includes a proposal to merge your fund into Putnam Municipal Opportunities Trust. This merger must be approved by the common and preferred shareholders of both funds. The Trustees believe that approving the merger is in the best interests of shareholders of each fund because it would significantly increase the size of the combined fund. A larger asset size could potentially reduce fund expenses and increase the liquidity in the trading market for fund shares. Proxy statements, which include additional pertinent information to enable you to make an informed decision about the merger, were mailed in recent months. If approved by shareholders, the merger is expected to take place by early 2008.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We are encouraged that the liquidity crisis that has affected the fixed-income markets is being addressed by the Federal Reserve (the Fed) and other regulatory and legislative bodies. In September, the Fed reduced the federal funds rate — the benchmark rate for overnight loans between banks — by 0.50%, and lowered the rate by an additional 0.25% in October. These actions helped both the taxable and tax-exempt markets to stabilize by restoring a level of confidence that the central bank is prepared to step in when extreme events disrupt the bond market’s normal balance of supply and demand.

While we expect to see continued volatility in the coming months, the silver lining in any market downturn is that many securities may become available at attractive prices. We believe this may now be the case for bonds at the lower end of the investment-grade credit spectrum. The selling pressure that caused investment-grade bonds — those rated Baa and above — to lag lower-rated bonds during the period has created what we consider to be compelling values among these securities. For these reasons, we currently plan to add to the fund’s holdings in this area over the next several months.

Relative to the peer group, we also currently plan to maintain the fund’s underweight exposure to non-investment-grade bonds. It appears that market participants are reaching the conclusion that lower-quality securities are unlikely to rally significantly from current levels over the near term. Against that backdrop, we believe the risks of emphasizing lower-rated bonds outweigh the return potential in the current market environment.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 10/31/07

				Lipper General
			Lehman	Municipal Debt
			Municipal	Funds (leveraged
		Market	Bond	closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 11/27/92)	6.52%	5.17%	5.94%	6.47%

10 years	78.06	48.18	67.51	75.16
Annual average	5.94	4.01	5.29	5.76

5 years	40.79	32.14	24.37	35.99
Annual average	7.08	5.73	4.46	6.31

3 years	14.12	7.50	11.58	15.15
Annual average	4.50	2.44	3.72	4.79

1 year	1.50	0.14	2.91	0.70

6 months	-0.03	-4.55	1.30	-0.97

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/07, there were 54, 54, 54, 52, 38, and 27 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 10/31/07

Distributions — common shares*

Number	6

Income[1]	$0.3024

Capital gains[2]	—

Total	$0.3024

	Series A	Series B
Distributions — preferred shares*	(2,920 shares)	(2,400 shares)

Income[1]	$494.21	$481.32

Capital gains[2]	—	—

Total	$494.21	$481.32

Share value:	NAV	Market price

4/30/07	$13.64	$12.61

10/31/07	13.30	11.74

Current yield (end of period)
Current dividend rate[3]	4.55%	5.15%

Taxable equivalent[4]	7.00	7.92

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/07

	NAV	Market price

Annual average
Life of fund (since 11/27/92)	6.51%	5.29%

10 years	78.32	50.72
Annual average	5.95	4.19

5 years	35.11	27.12
Annual average	6.20	4.92

3 years	14.95	12.18
Annual average	4.75	3.91

1 year	1.61	–1.30

6 months	–0.44	–3.11

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com/individual.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2007, and October 31, 2006.

Trustee and Putnam employee fund ownership

As of October 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$80,000	$ 92,000,000

Putnam employees	$ 3,000	$777,000,000

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the fiscal year ended October 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange. Current yield is the annual rate of return earned from dividends or interest of an investment.

Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described on the following pages, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, reexamined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 53rd percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

80th	75th	39th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 56, 56 and 50 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2007. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period appeared to have been its selection of higher-quality bonds, given market conditions. The Trustees also considered Putnam Management’s view that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods. The Trustees also noted that the Trustees have approved the merger of this fund into Putnam Municipal Opportunities Trust, subject to shareholder approval.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General Municipal Debt Funds (leveraged closed-end) category for the one-, five- and ten-year periods ended September 30, 2007 were 59%, 35% and 72%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 32 out of 54, 18 out of 51 and 28 out of 38, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the common shares outstanding as of October 5, 2007.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 10/31/07 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	Radian Insd. Radian Group Insured
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (168.7%)*

	Rating**	Principal amount	Value

Alabama (0.2%)
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	$400,000	$408,388

Alaska (0.4%)
Northern Tobacco Securitization Corp. Rev.
Bonds, 5 1/2s, 6/1/29 (Prerefunded)	AAA	750,000	798,383

Arizona (2.3%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	BB–/P	1,175,000	1,247,838
Marana, Impt. Dist. Special Assmt. Bonds
(Tangerine Farms Road), 4.6s, 1/1/26	Baa1	780,000	739,916
Maricopa Cnty., Poll. Control Rev. Bonds
(Public Service Co. New Mexico), Ser. A,
6.3s, 12/1/26	Baa2	2,000,000	2,021,100
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.),
5.05s, 6/1/25	BBB–	525,000	511,849
			4,520,703

Arkansas (2.0%)
Baxter Cnty., Hosp. Rev. Bonds, Ser. B,
5 5/8s, 9/1/28 (Prerefunded)	Baa2	2,000,000	2,076,080
Independence Cnty., Poll. Control Rev.
Bonds (Entergy AR, Inc.), 5s, 1/1/21	A–	600,000	602,328
Jefferson Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 4.6s, 10/1/17	A–	280,000	282,114

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Arkansas continued
Springdale, Sales & Use Tax Rev. Bonds,
FSA, 4.05s, 7/1/26	Aaa	$500,000	$502,780
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/11	Baa2	500,000	511,660
			3,974,962

California (12.2%)
Anaheim, City School Dist. G.O. Bonds
(Election of 2002), MBIA, zero %, 8/1/26	Aaa	2,250,000	947,318
CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5s, 11/1/21	A2	525,000	542,451
(Loyola-Marymount U.), MBIA, zero %,
10/1/21	Aaa	1,300,000	701,116
CA Hlth. Fac. Fin. Auth. Rev. Bonds,
AMBAC, 5.293s, 7/1/17	Aaa	2,400,000	2,403,000
CA State G.O. Bonds
5 1/8s, 4/1/23	A1	750,000	781,733
5s, 11/1/32	A1	2,000,000	2,036,200
5s, 5/1/23	A1	3,000,000	3,092,520
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A, 5 1/2s, 5/1/11	Aa3	1,000,000	1,062,440
CA Statewide Cmntys., Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,753,413
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02, 5.05s, 9/2/35	BB+/P	270,000	252,769
Chula Vista, Indl. Dev. Rev. Bonds (San
Diego Gas), Ser. B, 5s, 12/1/27	A1	640,000	652,154
Duarte, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, FSA,
zero %, 11/1/29	Aaa	1,305,000	459,882
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38
(Prerefunded)	Aaa	1,500,000	1,650,495
Ser. A-1, 5s, 6/1/33	BBB	1,350,000	1,215,176
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	60,000	60,586
Ser. A-1, 4 1/2s, 6/1/27	BBB	785,000	730,764
Las Virgenes, Unified School Dist. G.O.
Bonds, FSA, zero %, 11/1/23	Aaa	1,290,000	625,379
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Ladera Ranch No. 02-1),
Ser. A, 5.55s, 8/15/33	BBB/P	450,000	458,451
Port Oakland, Rev. Bonds, Ser. A, MBIA,
5s, 11/1/23	Aaa	1,000,000	1,038,240
Sacramento, Special Tax (North Natomas
Cmnty. Fac.), Ser. 97-01, 5s, 9/1/20	BB/P	1,205,000	1,200,397
San Diego Cnty., Wtr. Auth. COP, FGIC,
5.681s, 4/23/08	Aaa	2,000,000	2,021,540

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

California continued
San Juan, Unified School Dist. G.O. Bonds,
FSA, zero %, 8/1/19	Aaa	$1,000,000	$606,180
Silicon Valley, Tobacco Securitization
Auth. Rev. Bonds (Santa Clara), Ser. A,
zero %, 6/1/36	BBB/P	1,200,000	179,556
			24,471,760

Colorado (5.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	125,000	126,319
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	590,000	610,131
(Evangelical Lutheran), 5s, 6/1/29	A3	350,000	347,704
CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub.
Hwy.), Ser. B, zero %, 9/1/35 (Prerefunded)	Aaa	27,000,000	3,712,770
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	1,735,000	1,897,396
6 3/8s, 12/15/30	A3	1,765,000	1,874,818
Denver, City & Cnty. Arpt. Rev. Bonds,
Ser. D, AMBAC, 7 3/4s, 11/15/13	Aaa	2,000,000	2,213,920
			10,783,058

Delaware (0.9%)
GMAC Muni. Mtge. Trust 144A sub. notes
Ser. A1-3, 5.3s, 10/31/39	A3	500,000	506,195
Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,007,050
New Castle Cnty., Rev. Bonds (Newark
Charter School, Inc.), 5s, 9/1/30	BBB–	250,000	236,013
			1,749,258

Florida (6.9%)
Escambia Cnty., Hlth. Fac. Auth. Rev.
Bonds (Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	Baa1	1,500,000	1,517,865
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.8s, 11/15/31	Ba1	500,000	532,980
Okeechobee Cnty., Solid Waste Mandatory
Put Bonds (Waste Mgt./Landfill), Ser. A,
4.2s, 7/1/09	BBB	375,000	373,384
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Hosp. Hlth. Care), Ser. E
6s, 10/1/26	A2	2,940,000	3,061,334
6s, 10/1/26 (Prerefunded)	A2	60,000	63,358
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	840,000	846,182
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/09	BB–/P	700,000	681,037

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Florida continued
South Broward, Hosp. Dist. Rev. Bonds,
MBIA, 4 3/4s, 5/1/28	Aaa	$2,500,000	$2,534,325
South Miami, Hlth. Fac. Hosp. Rev. Bonds
(Baptist Hlth. South FL Group), 5s, 8/15/27	Aa3	2,750,000	2,790,178
Split Pine, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	500,000	424,290
Tampa, Hosp. Rev. Bonds (H. Lee Moffit
Cancer & Research Inst.), Ser. A,
5 3/4s, 7/1/29	A3	500,000	511,580
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB–/P	175,000	152,544
Wentworth Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. B, 5 1/8s, 11/1/12	BB–/P	395,000	369,455
			13,858,512

Georgia (6.3%)
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. B,
FSA, 3.45s, 11/1/38	VMIG1	1,380,000	1,380,000
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	400,000	400,552
Henry Cnty., Wtr. & Swr. Auth. Rev. Bonds,
FGIC, 5 5/8s, 2/1/30 (Prerefunded)	Aaa	1,875,000	1,981,894
Main St. Natural Gas, Inc. Rev. Bonds
(GA Gas)
Ser. A, 5 1/8s, 9/15/17	A1	1,000,000	1,033,170
Ser. B, 5s, 3/15/21	A1	2,000,000	1,990,240
Ser. A, 5s, 9/15/14	A1	1,145,000	1,181,136
Ser. B, 5s, 3/15/11	A1	3,000,000	3,072,450
Paulding Cnty., School Dist. G.O. Bonds,
4 3/4s, 2/1/27	AA+	1,500,000	1,525,725
			12,565,167

Hawaii (0.2%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B,
3.2s, 1/1/09	Aaa	345,000	343,292

Idaho (0.5%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd.,
5.15s, 7/1/29	Aaa	965,000	966,785

Illinois (6.1%)
Chicago, Board of Ed. VRDN, Ser. D-2,
CIFG, 3.64s, 3/1/36	VMIG1	1,200,000	1,200,000
Chicago, Single Fam. Mtge. Rev. Bonds,
Ser. A, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/20	Aaa	1,330,000	1,375,260
Chicago, Waste Wtr. Transmission Rev.
Bonds, Ser. A, MBIA, zero %, 1/1/24	Aaa	1,600,000	766,192

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Illinois continued
Cook Cnty., G.O. Bonds, Ser. B, MBIA,
5s, 11/15/29	Aaa	$2,750,000	$2,843,748
Cook Cnty., High School Dist. G.O. Bonds
(Dist. No. 209 Proviso Twp.), FSA, stepped-
coupon zero % (4%, 12/1/07), 2008 ††	Aaa	1,000,000	1,002,440
IL Dev. Fin. Auth. Rev. Bonds (Midwestern
U.), Ser. B, 6s, 5/15/26 (Prerefunded)	AAA	1,600,000	1,746,352
IL Dev. Fin. Auth. Hosp. Rev. Bonds
(Adventist Hlth. Syst./Sunbelt
Obligation), 5.65s, 11/15/24 (Prerefunded)	A1	1,500,000	1,578,075
Kendall & Kane Cntys., Cmnty. United
School Dist. G.O. Bonds (No. 115
Yorkville), FGIC, zero %, 1/1/21	Aaa	1,075,000	600,947
Lake Cnty., Cmnty. School Dist. G.O. Bonds
(No. 073 Hawthorn), Ser. 02, FGIC,
zero %, 12/1/21	Aaa	1,000,000	530,940
Montgomery, Special Assmt. Bonds
(Lakewood Creek), Radian Insd.,
4.7s, 3/1/30	AA	700,000	665,574
			12,309,528

Indiana (4.0%)
Anderson, Econ. Dev. Rev. Bonds (Anderson
U.), 5s, 10/1/24	BBB–/F	135,000	132,875
Franklin, Cmnty. Multi-School Bldg. Corp.
Rev. Bonds (First Mtge.), FGIC, 5s,
7/15/26 (Prerefunded)	Aaa	4,215,000	4,547,436
Hamilton Cnty., Pub. Bldg. Corp. G.O.
Bonds (First Mtge.), FSA, 5s, 2/1/26	Aaa	2,525,000	2,616,834
IN Bk. Special Program Gas Rev. Bonds,
Ser. A, 5 1/4s, 10/15/18	Aa2	725,000	761,330
			8,058,475

Iowa (1.7%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25
(Prerefunded)	AAA	1,465,000	1,758,820
IA State Rev. Bonds (Honey Creek Premier
Destination Pk.), FSA, 5s, 6/1/28	Aaa	1,545,000	1,606,074
			3,364,894

Kansas (0.5%)
Lawrence, Hosp. Rev. Bonds (Lawrence
Memorial Hosp.), 5 1/4s, 7/1/21	A3	250,000	261,660
Sedgwick & Shawnee Cnty., Rev. Bonds
(Single Fam.), Ser. A-1, GNMA Coll.,
6 7/8s, 12/1/26	Aaa	780,000	787,488
			1,049,148

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Kentucky (1.0%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
Bonds (Norton Hlth. Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	$1,470,000	$1,607,813
6 5/8s, 10/1/28	A–/F	405,000	428,895
			2,036,708

Louisiana (0.4%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (St. James Place), Ser. A, 7s,
11/1/20 (Prerefunded)	AAA/P	345,000	374,791
LA Pub. Fac. Auth. Rev. Bonds (Pennington
Med. Foundation), 5s, 7/1/16	A3	400,000	414,572
			789,363

Maine (0.7%)
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	1,350,000	1,409,333

Maryland (0.2%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/22	BBB+	475,000	476,354

Massachusetts (14.4%)
MA State Dev. Fin. Agcy. Rev. Bonds
(MA Biomedical Research), Ser. C,
6 1/4s, 8/1/20	Aa3	2,850,000	3,030,206
(Linden Ponds, Inc.), Ser. A,
5 1/2s, 11/15/22	BB/P	425,000	424,562
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A,
5s, 1/1/19	A–	310,000	323,163
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s,
12/15/15 (Prerefunded)	BBB–/P	1,215,000	1,443,845
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	750,000	799,013
(Med. Ctr. of Central MA), AMBAC,
6.55s, 6/23/22	Aaa	11,500,000	11,745,639
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	3,000,000	3,170,190
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	479,060
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	1,800,000	1,752,372
MA State Port Auth. Rev. Bonds, U.S. Govt.
Coll., 13s, 7/1/13 (Prerefunded)	Aaa	2,690,000	3,466,038
MA State School Bldg. Auth. Dedicated
Sales Tax Rev. Bonds, Ser. A, AMBAC,
4 3/4s, 8/15/32	Aaa	2,000,000	2,023,280
			28,657,368

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Michigan (3.6%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	Aaa	$1,435,000	$1,505,645
Detroit, City School Dist. G.O. Bonds,
Ser. A, FSA, 6s, 5/1/29	Aaa	1,000,000	1,201,720
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	75,000	75,600
MI Muni. Board Auth. Rev. Bonds (Clean
Wtr. Revolving Fund), 5s, 10/1/25	Aaa	1,000,000	1,049,790
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,038,930
(Hosp. Sparrow), 5s, 11/15/24	A1	1,600,000	1,625,216
MI State Strategic Fund, Ltd. Mandatory
Put Bonds (Dow Chemical), 5 1/2s, 6/1/13	A3	500,000	521,130
MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 6s, 6/1/34	BBB	200,000	200,566
			7,218,597

Minnesota (0.8%)
MN State Hsg. Fin. Agcy. Rev. Bonds (Res.
Hsg.), Ser. M, 5 3/4s, 1/1/37	Aa1	500,000	529,825
MN State Hsg. Fin. Agcy. Single Fam. Mtge.
Rev. Bonds, 6.05s, 7/1/31	Aa1	430,000	433,552
North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	340,000	346,674
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Healtheast), 6s, 11/15/25	Baa3	350,000	367,710
			1,677,761

Mississippi (2.1%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	500,000	582,040
Ser. B, 6.7s, 4/1/22	Baa2	530,000	611,625
MS Bus. Fin. Corp. Poll. Control Rev.
Bonds (Syst. Energy Resources, Inc.),
5.9s, 5/1/22	BBB	2,000,000	2,006,360
MS Home Corp. Rev. Bonds (Single
Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	480,000	490,675
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	420,000	435,137
			4,125,837

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Missouri (4.0%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A, 5 1/2s, 6/1/32	A+	$1,500,000	$1,547,055
MO Dev. Fin. Board Cultural Fac. VRDN
(Nelson Gallery Foundation), Ser. B,
MBIA, 3.56s, 12/1/31	VMIG1	1,700,000	1,700,000
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership), Ser. B, GNMA Coll.,
FNMA Coll., 4.4s, 3/1/14	AAA	195,000	195,952
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.)
5 1/4s, 5/15/32	Aa2	1,000,000	1,019,180
5 1/4s, 5/15/17	Aa2	2,000,000	2,104,620
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A, GNMA
Coll., FNMA Coll., 7.2s, 9/1/26	AAA	85,000	87,078
(Single Fam. Homeowner Loan), Ser. A-2,
GNMA Coll., 6.3s, 3/1/30	AAA	760,000	768,717
(Single Fam. Home Ownership Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	600,000	629,316
			8,051,918

Nevada (7.1%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2,
FGIC, 5 1/8s, 7/1/26	Aaa	5,000,000	5,189,350
Clark Cnty., Impt. Dist. Special Assmt.
Bonds (Summerlin No. 151), 5s, 8/1/25	BB/P	700,000	663,649
Clark Cnty., Indl. Dev. Rev. Bonds
(Southwest Gas Corp.), Ser. A, AMBAC,
6.1s, 12/1/38	Aaa	3,000,000	3,186,690
Henderson G.O. Bonds (Ltd. Tax -Swr.),
FGIC, 5s, 6/1/29	Aaa	3,935,000	4,098,892
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	975,000	908,642
(No. T-17), 5s, 9/1/25	BB–/P	225,000	205,148
			14,252,371

New Hampshire (0.6%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Southern NH Med. Ctr.), Ser. A,
5 1/4s, 10/1/23	A–	1,150,000	1,185,788

New Jersey (9.1%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S.
Govt. Coll., 7 1/4s, 11/15/31 (Prerefunded)	BB–/P	650,000	739,642
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	1,000,000	1,038,600
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,750,000	1,834,035

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

New Jersey continued
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A–	$1,000,000	$1,010,440
(South Jersey Hosp.), 5s, 7/1/26	A3	2,785,000	2,825,856
(South Jersey Hosp.), 5s, 7/1/25	A3	355,000	361,216
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	4,800,000	2,211,696
NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB–/F	750,000	794,573
Passaic Cnty., Impt. Auth. Lease Rev.
Bonds (Preakness Hlth. Care Ctr.),
AMBAC, 5s, 5/1/27	Aaa	5,405,000	5,623,957
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	AAA	1,100,000	1,269,301
Ser. 1A, 5s, 6/1/29	BBB	500,000	453,735
			18,163,051

New Mexico (1.5%)
NM Fin. Auth. Rev. Bonds, Ser. A, MBIA,
5s, 6/15/22	Aaa	750,000	789,068
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	295,000	300,667
Ser. F2, Class I, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.6s, 7/1/38	AAA	1,715,000	1,831,294
			2,921,029

New York (8.9%)
Niagara Cnty., Indl. Dev. Agcy. Rev.
Bonds, Mandatory Put Bonds, Ser. C,
5 5/8s, 11/15/14	Baa2	1,500,000	1,535,175
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	Aaa	500,000	523,925
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B–/P	500,000	522,745
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B	720,000	793,476
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	250,000	229,773
NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A,
5 7/8s, 5/15/17	AA–	5,905,000	6,759,866
(New York Methodist Hosp.), 5 1/4s, 7/1/11	Baa2	1,140,000	1,173,881
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	2,000,000	2,029,760

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

New York continued
Onondaga Cnty., Indl. Dev. Agcy. Rev.
Bonds (Solvay Paperboard, LLC), 7s,
11/1/30 (acquired 6/30/04,
cost $1,141,503) ‡	BB/P	$1,100,000	$1,132,538
Port. Auth. NY & NJ Special Oblig. Rev.
Bonds (JFK Intl. Air Term. — 6), MBIA,
5.9s, 12/1/17	Aaa	2,250,000	2,298,555
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Peconic Landing),
Ser. A, 8s, 10/1/30	BB–/P	650,000	697,970
			17,697,664

North Carolina (6.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. A, 5 3/4s, 1/1/26	Baa1	2,000,000	2,062,260
Ser. B, 5.65s, 1/1/16	Baa1	1,000,000	1,034,610
NC Med. Care Cmnty. Hlth. Care Fac. Rev.
Bonds (First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	500,000	505,795
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20	A3	3,000,000	3,168,630
Ser. A, MBIA, 5 1/4s, 1/1/19	Aaa	5,400,000	5,732,045
			12,503,340

North Dakota (1.6%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group), 7 1/8s,
8/15/24 (Prerefunded)	Baa2	2,000,000	2,209,460
ND State Board of Higher Ed. Rev. Bonds
(U. of ND Hsg. & Auxillary Fac.), FSA,
5s, 4/1/21	Aaa	935,000	982,068
			3,191,528

Ohio (3.7%)
Buckeye, Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A-2, 5 3/4s, 6/1/34	BBB	4,000,000	3,862,640
Coshocton Cnty., Env. 144A Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	600,000	594,228
OH State Higher Ed. Fac. Comm. Rev. Bonds
(John Carroll U.), 5 1/4s, 11/15/33	A2	500,000	519,600
Rickenbacker, Port Auth. Rev. Bonds (OASBO
Expanded Asset Pooled), Ser. A,
5 3/8s, 1/1/32	A2	2,170,000	2,308,489
			7,284,957

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Oklahoma (3.7%)
Durant, Cmnty. Facs. Auth. G.O. Bonds,
XLCA, 5 3/4s, 11/1/24	Aaa	$1,730,000	$1,908,553
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	1,075,000	1,125,987
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	270,000	284,726
OK State Cap. Impt. Auth. State Facs.
Auth. VRDN (Higher Ed.), Ser. D-2, CIFG,
3.64s, 7/1/32	VMIG1	4,000,000	4,000,000
			7,319,266

Oregon (0.6%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Terwilliger Plaza), Ser. A,
5 1/4s, 12/1/26	BB–/P	520,000	523,333
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Family Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	610,000	619,864
			1,143,197

Pennsylvania (9.2%)
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(USX Corp.), 5.6s, 3/1/33	Baa1	2,025,000	2,071,574
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 5.4s, 1/1/15	BB/P	530,000	538,549
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	580,000	591,014
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26
(Prerefunded)	AA–	1,500,000	1,643,505
Lehigh Cnty., Gen. Purpose Auth. Rev.
Bonds (Lehigh Valley Hosp. Hlth.
Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,012,500
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds (Northampton
Generating), Ser. A
6.6s, 1/1/19	B+	400,000	400,436
6 1/2s, 1/1/13	B+	1,000,000	1,001,140
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	765,968
(Philadelphia U.), 5s, 6/1/30	Baa2	780,000	768,557
(Philadelphia U.), 5s, 6/1/22	Baa2	300,000	302,487
Philadelphia, Gas Wks. Rev. Bonds,
Ser. A-1, FSA, 5s, 9/1/25	Aaa	2,505,000	2,591,097

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Philadelphia, Hosp. & Higher Ed. Fac.
Auth. Rev. Bonds
(Hosp.-Graduate Hlth. Sys.), Ser. A,
6 1/4s, 7/1/13 (In default) †	D/P	$1,466,136	$2,932
(Children’s Hosp. of Philadelphia),
Ser. A, 4 1/2s, 7/1/33	Aa2	1,000,000	947,480
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31	A	250,000	261,695
5 7/8s, 12/1/31 (Prerefunded)	AAA	850,000	929,628
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	3,000,000	3,376,170
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27
(Prerefunded)	BBB+	1,000,000	1,092,510
			18,297,242

Puerto Rico (2.8%)
Cmnwlth. of PR, G.O. Bonds, Ser. A,
5 1/4s, 7/1/14	Baa3	2,000,000	2,136,280
Cmnwlth. of PR, Govt. Dev. Bank Rev.
Bonds, Ser. AA, 5s, 12/1/16	Baa3	250,000	264,178
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. B, 6s, 7/1/39 (Prerefunded)	BBB+	3,000,000	3,222,930
			5,623,388

South Carolina (4.3%)
Lexington Cnty., Hlth. Svcs. Dist. Hosp.
Rev. Bonds, 5s, 11/1/23	A+	1,340,000	1,362,123
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	1,000,000	1,128,060
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds
(Palmetto Hlth.), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+	700,000	791,161
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	1,335,000	1,490,901
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	165,000	184,269
SC Tobacco Settlement Rev. Mgmt. Auth.
Rev. Bonds, Ser. B
6 3/8s, 5/15/30	BBB	2,000,000	2,084,359
6 3/8s, 5/15/28	BBB	1,500,000	1,536,270
			8,577,143

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

South Dakota (0.4%)
SD State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Sanford Hlth.)
5s, 11/1/21	AA–	$250,000	$258,980
5s, 11/1/20	AA–	500,000	519,915
			778,895

Tennessee (2.2%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (First Mtge. Mountain
States Hlth.), Ser. A, 7 1/2s, 7/1/33	Baa1	2,425,000	2,703,608
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	630,000	709,878
6 1/2s, 9/1/26 (Prerefunded)	AAA	370,000	416,912
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp.
Fac. Board Rev. Bonds (Wellmont Hlth.
Syst.), Ser. C, 5s, 9/1/22	BBB+	480,000	480,643
			4,311,041

Texas (16.4%)
Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21	Baa2	1,500,000	1,478,145
Brazoria Cnty., Brazos River Harbor Naval
Dist. (Dow Chemical Co.), Ser. A-3,
5 1/8s, 5/15/33	A3	170,000	164,705
Coppell, Indpt. School Dist. G.O. Bonds,
PSFG, zero %, 8/15/21	Aaa	2,870,000	1,544,117
Dallas-Fort Worth, Intl. Arpt. Fac.
Impt. Corp. Rev. Bonds, Ser. A, FGIC,
5 3/4s, 11/1/13	Aaa	5,000,000	5,329,099
Frisco Indpt. School Dist. G.O. Bonds
(School Bldg.), Ser. B, MBIA, 5s, 7/15/28	Aaa	2,515,000	2,592,688
Galena Pk., Indpt. School Dist. G.O.
Bonds, PSFG, zero %, 8/15/28	Aaa	5,270,000	1,962,970
Gulf Coast, Waste Disp. Auth. Rev. Bonds
(Valero Energy Corp.), 6.65s, 4/1/32	BBB	1,000,000	1,052,420
Humble, Indpt. School Dist. G.O. Bonds
(School Bldg.), Ser. A, FSA, 4 3/4s, 2/15/30	Aaa	1,900,000	1,914,060
New Caney, Indpt. School Dist. G.O. Bonds,
FGIC, 5s, 2/15/29	Aaa	2,405,000	2,477,246
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,500,000	1,559,835
San Antonio, Muni. Drain Util. Syst. Rev.
Bonds, MBIA, 5 1/4s, 2/1/23	Aaa	2,945,000	3,130,447

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Texas continued
TX State Dept. of Hsg. & Cmnty. Affairs
Rev. Bonds (Single Fam.), Ser. F, FHA
Insd., 5 3/4s, 3/1/37	AAA	$1,000,000	$1,062,860
TX State Tpk. Auth. Rev. Bonds (Central
Texas Tpk. Syst.), Ser. A, AMBAC,
5 1/2s, 8/15/39	Aaa	8,000,000	8,516,640
			32,785,232

Utah (0.4%)
UT Cnty., Env. Impt. Rev. Bonds
(Marathon Oil), 5.05s, 11/1/17	Baa1	675,000	700,407

Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds (Single
Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	235,000	239,350

Virginia (1.3%)
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	500,000	513,585
Richmond, Pub. Util. Rev. Bonds, FSA,
5s, 1/15/27	Aaa	2,000,000	2,089,500
			2,603,085

Washington (5.7%)
Everett, Pub. Fac. Dist. Ltd. Sales Tax &
Interlocal Rev. Bonds, Ser. A, 5s, 12/1/21	A	940,000	969,243
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	900,000	928,836
6 1/2s, 6/1/26	BBB	2,250,000	2,361,015
WA State G.O. Bonds, Ser. E, MBIA
5s, 1/1/28	Aaa	3,125,000	3,240,781
5s, 1/1/27	Aaa	3,680,000	3,823,225
			11,323,100

West Virginia (2.1%)
Harrison Cnty., Cmnty. Solid Waste Disp.
Rev. Bonds (Allegheny Energy), Ser. D,
5 1/2s, 10/15/37	Baa2	1,150,000	1,155,210
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	350,000	355,915
West Virginia U. Rev. Bonds, Ser. C, FGIC,
5s, 10/1/28	Aaa	2,530,000	2,628,619
			4,139,744

Wisconsin (3.9%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	2,600,000	2,755,636
6 3/8s, 6/1/32	BBB	2,600,000	2,701,374

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Wisconsin continued
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30
(Prerefunded)	A–	$1,600,000	$1,748,224
(Ascension Hlth. Credit), Ser. A,
5s, 11/15/31	Aa2	560,000	566,888
			7,772,122

TOTAL INVESTMENTS
Total investments (cost $326,456,685)			$336,478,492

* Percentages indicated are based on net assets of $199,479,831.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2006 was $1,132,538 or 0.6% of net assets.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at October 31, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following industry concentrations greater than 10% at October 31, 2007 (as a percentage of net assets):

Health care	45.6%
Utilities	21.8
Local government	19.7
State government	17.3
Tobacco	11.4
Air transportation	10.5

The fund had the following insurance concentration greater than 10% at October 31, 2007 (as a percentage of net assets):

AMBAC	19.8%
MBIA	16.3
FGIC	15.0

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $326,456,685)	$336,478,492

Cash	71,042

Interest and other receivables	4,939,800

Receivable for securities sold	110,623

Receivable from Manager (Note 2)	59,994

Total assets	341,659,951

LIABILITIES

Distributions payable to shareholders	759,265

Distributions payable to preferred shareholders (Note 1)	249,337

Payable for securities purchased	7,090,771

Payable for shares of the fund repurchased	316,598

Payable for compensation of Manager (Note 2)	469,943

Payable for investor servicing (Note 2)	15,061

Payable for Trustee compensation and expenses (Note 2)	78,546

Payable for administrative services (Note 2)	1,161

Other accrued expenses	199,438

Total liabilities	9,180,120

Series A and B Auction Rate Municipal Preferred Share
(AMPS): (2,920 Series A AMPS and 2,400 Series B AMPS
authorized and issued at $25,000 per share) (Note 4)	133,000,000

Net assets	$199,479,831

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$205,507,854

Distributions in excess of net investment income (Note 1)	(1,319,629)

Accumulated net realized loss on investments (Note 1)	(14,730,201)

Net unrealized appreciation of investments	10,021,807

Total — Representing net assets applicable to common shares outstanding	$199,479,831

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($199,479,831 divided by 15,003,914 shares)	$13.30

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/07 (Unaudited)

INTEREST INCOME	$ 8,675,204

EXPENSES

Compensation of Manager (Note 2)	962,739

Investor servicing fees (Note 2)	52,515

Custodian fees (Note 2)	4,046

Trustee compensation and expenses (Note 2)	23,963

Administrative services (Note 2)	7,761

Legal	162,032

Preferred shares remarketing agent fees	170,221

Other	196,032

Total expenses	1,579,309

Expense reduction (Note 2)	(66,537)

Net expenses	1,512,772

Net investment income	7,162,432

Net realized loss on investments (Notes 1 and 3)	(782,708)

Net realized loss on futures contracts (Note 1)	(373,292)

Net unrealized depreciation of investments and futures contracts during the period	(5,124,749)

Net loss on investments	(6,280,749)

Net increase in net assets resulting from operations	$881,683

DISTRIBUTIONS TO SERIES A AND B AUCTION RATE MUNICIPAL PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(2,598,329)

Net decrease in net assets resulting from operations
(applicable to common shareholders)	$(1,716,646)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	10/31/07*	4/30/07

Operations:
Net investment income	$ 7,162,432	$ 14,115,525

Net realized gain (loss) on investments	(1,156,000)	490,523

Net unrealized appreciation (depreciation) of investments	(5,124,749)	4,260,280

Net increase in net assets resulting from operations	881,683	18,866,328

DISTRIBUTIONS TO SERIES A and B AUCTION RATE MUNICIPAL PREFERRED SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	—	(111,364)

From tax exempt net investment income	(2,598,329)	(4,721,719)

Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	(1,716,646)	14,033,245

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	—	(216,538)

From tax exempt net investment income	(4,730,420)	(10,490,141)

Decrease from shares repurchased (Note 5)	(23,049,735)	(3,189,033)

Total increase in net assets	(29,496,801)	137,533

NET ASSETS

Beginning of period	228,976,632	228,839,099

End of period (including distributions in excess of net investment
income of $1,319,29 and $1,153,312, respectively)	$199,479,831	$228,976,632

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	16,784,709	17,047,048

Shares repurchased (Note 5)	(1,778,693)	(262,339)

Retirement of shares held by the fund (Note 5)	(2,102)	—

Common shares outstanding at end of period	15,003,914	16,784,709

Auction rate municipal preferred shares outstanding
at beginning and end of period	5,320	5,320

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	10/31/07	4/30/07	4/30/06	4/30/05	4/30/04	4/30/03
Net asset value,
beginning of period
(common shares)	$13.64	$13.42	$13.88	$13.34	$13.25	$13.14

Investment operations:
Net investment income (a)	.46	.84(e)	.92	.92	.99	1.09

Net realized and unrealized
gain (loss) on investments	(.37)	.28	(.41)	.62	.10	.03

Total from
investment operations	.09	1.12	.51	1.54	1.09	1.12

Distributions to
preferred shareholders:
From net investment income	(.17)	(.29)	(.22)	(.12)	(.08)	(.10)

Total from investment
operations (applicable to
common shareholders)	(.08)	.83	.29	1.42	1.01	1.02

Distributions to
common shareholders:
From net investment income:	(.30)	(.63)	(.77)	(.88)	(.92)	(.91)

Total distributions	(.30)	(.63)	(.77)	(.88)	(.92)	(.91)

Increase from
shares repurchased	.04	.02	.02	—	—	—

Net asset value,
end of period
(common shares)	$13.30	$13.64	$13.42	$13.88	$13.34	$13.25

Market price,
end of period
(common shares)	$11.74	$12.61	$12.10	$12.16	$12.03	$12.48

Total return at
market price
(common shares) (%)(b)	(4.55)*	9.65	5.78	8.41	3.55	8.84

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)
(in thousands)	$199,480	$228,977	$228,839	$239,356	$230,091	$228,537

Ratio of expenses to
average net assets (%)(c,d)	.75*	1.25	1.34	1.35	1.35	1.35

Ratio of net
investment income
to average net assets (%)(c)	2.18*	4.04(e)	5.09	5.87	6.75	7.46

Portfolio turnover (%)	15.47*	15.30	12.15	31.04	20.78	25.90

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Includes a non-recurring adjustment of $1.2 million to correct premium amortization on certain bonds purchased by the fund during the period from July 25, 2001 to April 30, 2006. For the year ended April 30, 2007, this adjustment resulted in a decrease of $0.07 in the net investment income per share and a decrease of 0.53% in the ratio of net investment income to average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Municipal Bond Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some higher yielding, lower rated tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote. The following is a summary of significant accounting policies consistently followed by the fund In the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2007, the fund had a capital loss carryover of $13,224,220 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$2,693,917	April 30, 2008

378,195	April 30, 2009

2,042,384	April 30, 2010

1,125,104	April 30, 2011

6,550,467	April 30, 2012

434,153	April 30, 2015

The aggregate identified cost on a tax basis is $326,467,164, resulting in gross unrealized appreciation and depreciation of $13,016,322 and $3,004,994, respectively, or net unrealized appreciation of $10,011,328.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on auction rate municipal preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the auction rate municipal preferred shares is generally a 28-day period for Series A and a 7-day period for Series B. The applicable dividend rate for the auction rate municipal preferred shares on October 31, 2007 was 3.85% for Series A and 3.65% for Series B. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding auction rate municipal preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55%

of the average net assets of the fund attributable to common and preferred shares outstanding or the following annual rates expressed as a percentage of the fund’s average net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

If dividends payable on auction rate municipal preferred shares during any dividend payment period plus any expenses attributable to auction rate municipal preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the auction rate municipal preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the auction rate municipal preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings , transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended October 31, 2007, the fund incurred $54,615 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months, the fund’s expenses were reduced by $66,537 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $296, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ending October 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $51,223,478 and $69,653,407, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A and B auction rate municipal preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of auction rate municipal preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the auction rate municipal preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the auction rate municipal preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the auction rate municipal preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the auction rate municipal preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the auction rate municipal preferred shares. At October 31, 2007, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to an additional 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six-months ended October 31, 2007, the fund repurchased 100,222 common shares for an aggregate purchase price of $742,854, which reflects a weighted-average discount from net asset value per share of 2.53% .

In July 2007, the fund repurchased 1,678,471 common shares pursuant to an issuer tender offer commenced on June 4, 2007, for up to 10% if its outstanding common shares, at $13.02 per share, for an aggregate purchase price of $22,306,881. The tender offer purchase price represented a discount of 2% from the net asset value of the fund’s common shares as of July 11, 2007.

During the period, the fund retired 2,102 shares held by the fund in a control account. No monies were paid by the fund as a result of the retirement of shares.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and

Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 8: Actions by Trustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Municipal Opportunities Trust. The transaction is scheduled to occur in 2008. It is subject to a number of conditions, including approval of a majority of the outstanding shareholders of the fund, and there is no guarantee it will occur.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions
9,571,528	420,420	345,846

All tabulations are rounded to the nearest whole number.

October 15, 2007 meeting

A special meeting of shareholders of the fund was held on October 15, 2007 to consider several proposals relating to the merger of the fund into Putnam Municipal Opportunities Trust, which such meeting was adjourned to a later date.

Fund information

About Putnam Investments

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

SA704 248336 12/07

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 - May
31, 2007	-	-	-	1,266,865
June 1 - June
30, 2007	-	-	-	1,266,865

July 1 - July 31,
2007	1,678,471	$13.02	1,678,471***	1,266,865
August 1 -
August 31,
2007	33,782	$11.67	33,782	1,233,083
September 1 -
September 30,
2007	9,085	$11.96	9,085	1,223,998
October 1 -
October 31,
2007	58,472	$11.85	58,472	2,671,653

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 862,102 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,724,205 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total of 3,230,332 shares through October 7, 2008.

See note *** below for information about repurchases made by the fund in July 2007 pursuant to an issuer tender offer.

**Information prior to October 1, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 1, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

***Includes 1,678,471 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $13.02 per share, which represented approximately 98% of the fund’s per-share net asset value on the expiration date of the tender offer.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Bond Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2007